Exhibit 99.1

Contact:	FOR RELEASE:
Eliott Trencher	August 11, 2026
EVP, CIO & Interim CFO and Treasurer
(310) 481-8587

KILROY REALTY ANNOUNCES

CHIEF FINANCIAL OFFICER TRANSITION

LOS ANGELES, CA – August 11, 2026 — Kilroy Realty Corporation (NYSE: KRC, the “Company”) announced today that Jeffrey Kuehling will be leaving the Company, effective as of today. In connection with his departure, Eliott Trencher will assume the roles of Chief Financial Officer and Treasurer on an interim basis. The Company has initiated an executive search effort through Russell Reynolds Associates (“RRA”) to identify and appoint a new Chief Financial Officer.

Mr. Trencher, who joined the Company in 2017, has been serving as Chief Investment Officer since 2020 and previously served as Chief Financial Officer from 2022 to 2024.

Mr. Kuehling’s departure is not the result of any disagreements related to the Company’s financial policies, including any accounting principles and practices, or related to any financial statements or disclosures.

In conjunction with this transition announcement, the Company is reaffirming the 2026 guidance provided in its second quarter 2026 earnings release on July 27, 2026.

Inquiries regarding the executive search should be directed to Debra Barbanel (deb.barbanel@russellreynolds.com) and Cameron Scott (cameron.scott@russellreynolds.com) at RRA.

About Kilroy Realty Corporation

Kilroy is a leading U.S. landlord and developer, with operations in the San Francisco Bay Area, Los Angeles, Seattle, San Diego, and Austin. The Company has earned global recognition for sustainability, building operations, innovation, and design. As a pioneer and innovator in the creation of a more sustainable real estate industry, the Company’s approach to modern business environments helps drive creativity and productivity for some of the world’s leading technology, media, life science, and professional services companies.

The Company is a publicly traded real estate investment trust (“REIT”) and member of the S&P MidCap 400 Index with more than seven decades of experience managing, developing, and acquiring office, life science, and mixed-use projects.

As of June 30, 2026, Kilroy’s stabilized portfolio totaled approximately 17.1 million square feet of primarily office and life science space that was 77.0% occupied and 81.5% leased. The Company also has 608 residential units in San Diego, with a quarterly average occupancy of 95.6%.

1 of 3

A Leader in Sustainability and Commitment to Corporate Social Responsibility

Kilroy has a longstanding commitment to sustainability and continues to be a recognized leader in our sector. For over a decade, the Company and its sustainability initiatives have been recognized with numerous honors, including earning the GRESB five star rating and being named a sector and regional leader in the Americas. Other honors have included the Nareit Leader in the Light Award, being listed on the Dow Jones Sustainability World Index, being named ENERGY STAR Partner of the Year, and receiving the ENERGY STAR highest honor of Sustained Excellence.

Kilroy is proud to have achieved carbon neutral operations across our portfolio since 2020. The Company also has a longstanding commitment to maintain high levels of LEED, Fitwell, and ENERGY STAR certifications across the portfolio.

Kilroy is committed to cultivating a company culture that makes a positive difference in our employees’ lives by focusing on development, celebrating our unique backgrounds, promoting employee health and wellness, and dedicating ourselves to being a responsible corporate citizen through our community service and philanthropic efforts.

More information is available at http://www.kilroyrealty.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are based on our current expectations, beliefs, and assumptions, and are not guarantees of future performance. Forward-looking statements are inherently subject to uncertainties, risks, changes in circumstances, trends, and factors that are difficult to predict, many of which are outside of our control. Accordingly, actual performance, results, and events may vary materially from those indicated or implied in the forward-looking statements, and you should not rely on the forward-looking statements as predictions of future performance, results, or events. Numerous factors could cause actual future performance, results, and events to differ materially from those indicated in the forward-looking statements, including, among others: global market and general economic conditions, including actual and potential tariffs and periods of heightened inflation, and their effect on us and our tenants; adverse economic or real estate conditions generally, and specifically, in the States of California, Texas, and Washington; risks associated with our investment in real estate assets, which are illiquid, and with trends in the real estate industry; defaults on or non-renewal of leases by tenants; any significant downturn in tenants’ businesses, including bankruptcy, lack of liquidity or lack of funding, and the impact of labor disruptions or strikes, such as episodic strikes in the media industry, may have on our tenants’ businesses; our ability to re-lease property at or above current market rates; reduced demand for office space, including as a result of remote working and flexible working arrangements that allow work from remote locations other than an employer’s office premises; costs to comply with government regulations, including environmental remediation; the availability of cash for distribution and debt service, and exposure to risk of default under debt obligations; increases in interest rates and our ability to manage interest

2 of 3

rate exposure; changes in interest rates and the availability of financing on attractive terms or at all, which may adversely impact our future interest expense and our ability to pursue development, redevelopment, and acquisition opportunities and refinance existing debt; a decline in real estate asset valuations, which may limit our ability to dispose of assets at attractive prices, or obtain or maintain debt financing, and which may result in write-offs or impairment charges; significant competition, which may decrease the occupancy and rental rates of properties; potential losses that may not be covered by insurance; the ability to successfully complete acquisitions and dispositions on announced terms; the ability to successfully operate acquired, developed, and redeveloped properties; the ability to successfully complete development and redevelopment projects on schedule and within budgeted amounts; delays or refusals in obtaining all necessary zoning, land use, and other required entitlements, governmental permits and authorizations for our development and redevelopment properties; increases in anticipated capital expenditures, tenant improvement, and/or leasing costs; defaults on leases for land on which some of our properties are located; adverse changes to, or enactment or implementations of, tax laws or other applicable laws, regulations, or legislation, as well as business and consumer reactions to such changes; risks associated with joint venture investments, including our lack of sole decision-making authority, our reliance on co-venturers’ financial condition, and disputes between us and our co-venturers; environmental uncertainties and risks related to natural disasters; risks associated with climate change and our sustainability strategies, and our ability to achieve our sustainability goals; and our ability to maintain our status as a REIT. These factors are not exhaustive and additional factors could adversely affect our business and financial performance. For a discussion of additional factors that could materially adversely affect our business and financial performance, see the factors included under the caption “Risk Factors” in our annual report on Form 10-K for the year ended December 31, 2025, and our other filings with the Securities and Exchange Commission. All forward-looking statements are based on currently available information and speak only as of the dates on which they are made. We assume no obligation to update any forward-looking statement made in this press release that becomes untrue because of subsequent events, new information, or otherwise, except to the extent we are required to do so in connection with our ongoing requirements under federal securities laws.

###

3 of 3